Exhibit 99.2

Q2 2013 Supplemental

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
(Dollars in thousands, except per share amounts)	June 30,		June 30,
	2013	2012	2013	2012

Revenues:
Rental and other property	$150,170	$129,765	$296,565	$255,238
Management and other fees	3,234	2,796	6,182	5,240
	153,404	132,561	302,747	260,478

Expenses:
Property operating	48,737	42,417	95,501	82,582
Depreciation	48,031	41,801	95,175	82,535
General and administrative	6,224	5,764	12,850	11,164
Cost of management and other fees	1,733	1,611	3,434	3,251
	104,725	91,593	206,960	179,532
Earnings from operations	48,679	40,968	95,787	80,946

Interest expense before amortization	(26,325)	(24,659)	(51,536)	(49,316)
Amortization expense	(3,002)	(2,882)	(5,932)	(5,754)
Interest and other income	1,917	5,455	6,939	7,868
Equity income from co-investments	7,282	3,111	11,493	5,451
Gain (loss) on early retirement of debt	1,024	(1,450)	1,024	(1,450)
Gain on sale of land	-	-	1,503	-
Gain on remeasurement of co-investment	-	21,947	-	21,947
Income before discontinued operations	29,575	42,490	59,278	59,692
Income from discontinued operations	-	-	-	10,037
Net income	29,575	42,490	59,278	69,729
Net income attributable to noncontrolling interest	(3,261)	(4,044)	(6,393)	(7,193)
Net income attributable to controlling interest	26,314	38,446	52,885	62,536
Dividends to preferred stockholders	(1,368)	(1,368)	(2,736)	(2,736)
Net income available to common stockholders	$24,946	$37,078	$50,149	$59,800

Net income per share - basic	$0.67	$1.07	$1.35	$1.74

Net income per share - diluted	$0.67	$1.07	$1.35	$1.74

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Six Months Ended
Selected Line Item Detail	June 30,		June 30,
(Dollars in thousands)	2013	2012	2013	2012

Rental and other property
Rental	$139,996	$120,861	$276,730	$237,655
Other property	10,174	8,904	19,835	17,583
Rental and other property	$150,170	$129,765	$296,565	$255,238

Management and other fees
Management	$2,034	$2,048	$4,041	$4,039
Development and redevelopment	1,200	748	2,141	1,201
Management and other fees	$3,234	$2,796	$6,182	$5,240

Property operating expenses
Real estate taxes	$14,248	$11,699	$28,404	$23,112
Administrative and insurance	11,239	10,489	21,893	20,039
Maintenance and repairs	10,490	8,958	19,938	16,923
Utilities	9,224	8,141	18,253	16,218
Property management	3,536	3,130	7,013	6,290
Property operating expenses	$48,737	$42,417	$95,501	$82,582

General and administrative
General and administrative	$13,205	$12,053	$26,587	$23,648
Allocated to cost of management and other fees	(1,733)	(1,611)	(3,434)	(3,251)
Allocated to property operating expenses - administrative	(3,536)	(3,130)	(7,013)	(6,290)
Capitalized to real estate	(1,712)	(1,548)	(3,290)	(2,943)
Net general and administrative	$6,224	$5,764	$12,850	$11,164

Interest and other income
Marketable securities and other interest income	$1,863	$1,652	$3,487	$3,152
Notes receivable	54	983	841	1,896
Gain from sale of marketable securities and note prepayment	-	521	2,611	521
Co-investment promote fee	-	2,299	-	2,299
Interest and other income	$1,917	$5,455	$6,939	$7,868

Equity income from co-investments
Equity income (loss) from co-investments	$586	$(113)	$545	$(1,029)
Income from preferred equity investments	3,807	3,224	7,636	6,480
Gain on sale of co-investment	2,366	-	2,366	-
Income from early redemption of preferred equity investments	523	-	946	-
Equity income from co-investments	$7,282	$3,111	$11,493	$5,451

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,547	$2,502	$3,048	$4,092
DownREIT limited partners' distributions	1,169	1,099	2,344	2,198
Third-party ownership interest	545	443	1,001	903
Noncontrolling interest	$3,261	$4,044	$6,393	$7,193

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended			Six Months Ended
(Dollars in thousands, except share and per share amounts)	June 30,			June 30,
	2013	2012	% Change	2013	2012	% Change

Funds from operations
Net income available to common stockholders	$24,946	$37,078		$50,149	$59,800
Adjustments:
Depreciation	48,031	41,801		95,175	82,628
Gains not included in FFO, net of internal disposition costs	(2,366)	(21,947)		(2,366)	(31,730)
Depreciation add back from unconsolidated co-investments, and add back convertible preferred dividend - Series G	3,777	3,366		7,619	7,750
Noncontrolling interest related to Operating Partnership units	1,547	2,502		3,048	4,092
Depreciation attributable to noncontrolling interest	(327)	(303)		(654)	(592)
Funds from operations	$75,608	$62,497		$152,971	$121,948
FFO per share-diluted	$1.91	$1.69	12.9%	$3.88	$3.33	16.8%

Components of the change in FFO
Non-core items:
(Gain) Loss on early retirement of debt	(1,024)	1,450		(1,024)	1,450
Income from early redemption of preferred equity investments	(523)	-		(946)	-
Acquisition costs	168	312		555	498
Gain on sales of marketable securities and note prepayment	-	(521)		(2,611)	(521)
Gain on sale of land	-	-		(1,503)	-
Co-investment promote income	-	(2,299)		-	(2,299)
Core funds from operations	74,229	61,439		147,442	121,076
Core FFO per share-diluted	$1.88	$1.66	12.8%	$3.74	$3.30	13.4%

Changes in core items:
Same-property NOI	$5,822			$10,880
Non-same property NOI	8,263			17,528
Management and other fees, net	316			759
Equity income from co-investments	1,693			2,599
Interest and other income	(718)			(720)
Interest and amortization expense	(1,786)			(2,398)
General and administrative	(604)			(1,629)
Discontinued operations	-			(348)
Other items, net	(196)			(305)
	$12,790			$26,366

Weighted average number of shares outstanding diluted (1)	39,576,663	36,947,477		39,391,820	36,672,683

(1)	Assumes conversion of the weighted average Operating Partnership interests in the Operating Partnership into shares of the Companys' common stock.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	June 30, 2013	December 31, 2012

Real Estate:
Land and land improvements	$1,054,178	$1,003,171
Buildings and improvements	4,194,092	4,030,501
	5,248,270	5,033,672
Less: accumulated depreciation	(1,173,333)	(1,081,517)
	4,074,937	3,952,155
Real estate under development	70,242	66,851
Co-investments	618,259	571,345
	4,763,438	4,590,351
Cash and cash equivalents	45,384	42,126
Marketable securities	88,734	92,713
Notes and other receivables	110,544	66,163
Other assets	50,898	55,870
Total assets	$5,058,998	$4,847,223

Mortgage notes payable	$1,511,502	$1,565,599
Unsecured debt	1,409,744	1,112,084
Lines of credit	4,370	141,000
Other liabilities	157,061	137,469
Derivative liabilities	1,928	6,606
Total liabilities	3,084,605	2,962,758

Cumulative convertible preferred stock, carrying value	4,349	4,349

Equity:
Common stock	3	3
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in-capital	2,331,830	2,204,778
Distributions in excess of accumulated earnings	(484,615)	(444,466)
Accumulated other comprehensive loss	(62,813)	(69,261)
Total stockholders' equity	1,858,155	1,764,804
Noncontrolling interest	111,889	115,312
Total equity	1,970,044	1,880,116

Total liabilities and equity	$5,058,998	$4,847,223

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - June 30, 2013
(Dollars in thousands)

					Scheduled principal payments (excludes lines of credit)

	Percentage		Weighted Average						Weighted	Percentage
	of Total	Balance	Interest	Maturity		Balance Outstanding			Average Interest	of Total
	Debt	Outstanding	Rate	In Years		Secured	Unsecured	Total	Rate	Debt
Mortgage Notes Payable
Fixed rate - secured	45%	$1,324,194	6.0%	5.4	2013	$29,572	$-	$29,572	4.0%	1.0%
Variable rate - secured (1)	6%	187,308	1.6%	18.3	2014	47,450	-	47,450	5.2%	1.6%
Total mortgage notes payable	51%	1,511,502	5.5%	7.0	2015	68,198	-	68,198	5.2%	2.3%
					2016	12,524	350,000	362,524	3.5%	12.4%
Unsecured Debt					2017	184,021	190,000	374,021	4.4%	12.8%
Bonds private - fixed rate	16%	465,000	4.5%	5.7	2018	292,522	-	292,522	5.8%	10.0%
Bonds public - fixed rate	20%	594,744	3.6%	9.5	2019	258,603	75,000	333,603	5.6%	11.4%
Term loan (2)	12%	350,000	2.6%	3.7	2020	402,676	-	402,676	6.5%	13.8%
	48%	1,409,744	3.6%	6.8	2021	48,047	200,000	248,047	5.0%	8.5%
Unsecured Lines of Credit					2022	-	297,159	297,159	3.8%	10.2%
Line of credit (3)	-	-	-		2023	-	297,585	297,585	3.4%	10.2%
Line of credit (4)	1%	4,370	2.3%		Thereafter	167,889	-	167,889	1.7%	5.8%
Total lines of credit	1%	4,370	2.3%
					Total	$1,511,502	$1,409,744	$2,921,246	4.6%	100.0%
Total debt	100%	$2,925,616	4.6%

Capitalized interest for the three months and six months ended June 30, 2013 was approximately $4.4 million and $8.1 million, respectively.

(1)	This variable rate debt is tax exempt to the note holders and is subject to interest rate protection agreements.
(2)	The unsecured term loan has a variable interest rate of LIBOR plus 1.20%. The Company has entered into interest rate swap contracts for a term of five years with a notional amount totaling $300 million, which effectively converts the interest rate on $300 million of the term loan to a fixed rate of 2.29%.
(3)	The unsecured line of credit facility is $600 million and the line matures in December 2015 with two one-year extensions, exercisable at the Company's option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.075%.
(4)	The unsecured line of credit facility is $25 million and matures in January 2014 with a one-year extension, exercisable at the Company's option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.075%.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - June 30, 2013
(Dollars and shares in thousands, except per share amounts)

Capitalization Data			Public Bond Covenants	Actual	Requirement
Total debt		$2,925,616
			Debt to Total Assets:	47%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding		37,318
Limited partnership units (1)		2,148
Options-treasury method		163	Secured Debt to Total Assets:	24%	< 40%
Total share of common stock and potentially dilutive securities		39,629

Common stock price per share as of June 28, 2013		$158.92
			Interest Coverage:	338%	> 150%
Market value of common stock and potentially dilutive securities		$6,297,841

Preferred stock		$73,079	Unsecured Debt Ratio (1) :	246%	> 150%

Total equity capitalization		$6,370,920
			Selected Credit Ratios	Actual
Total market capitalization		$9,296,536
Ratio of debt to total market capitalization		31.5%	Indebtedness Divided by Adjusted EBITDA (2):	7.0x

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.			Unencumbered NOI to Total NOI:	58%

Credit Ratings			(1) Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
Rating Agency	Rating	Outlook	(2) Adjusted EBITDA is annualized current quarter NOI adjusted for non-recurring items and proforma NOI for current quarter acquisitions.
Fitch	BBB+	Stable
Moody's	Baa2	Stable
Standard & Poors	BBB	Stable

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarters ended June 30, 2013 and 2012
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change	2013	2012	2013	2012	% Change

Revenues:
Same-property revenue	$61,299	$58,805	4.2%	$45,460	$42,128	7.9%	$23,615	$21,903	7.8%	$-	$-	$130,374	$122,836	6.1%
Non-same property revenue (2)	4,933	2,551		7,629	442		3,466	765		3,768	3,171	19,796	6,929
Total Revenues	$66,232	$61,356		$53,089	$42,570		$27,081	$22,668		$3,768	$3,171	$150,170	$129,765

Property operating expenses:
Same-property operating expenses
Real estate taxes	$5,147	$5,049		$4,207	$4,010		$2,255	$1,860		$-	$-	$11,609	$10,919	6.3%
Administrative and insurance	5,387	5,305		2,884	2,879		1,776	1,798		-	-	10,047	9,982	0.7%
Maintenance and repairs	4,319	4,096		2,906	2,738		1,704	1,556		-	-	8,929	8,390	6.4%
Utilities	3,617	3,421		2,804	2,658		1,752	1,685		-	-	8,173	7,764	5.3%
Management fees	1,405	1,410		899	881		634	634		-	-	2,938	2,925	0.4%
Total same-property operating expenses	19,875	19,281	3.1%	13,700	13,166	4.1%	8,121	7,533	7.8%	-	-	$41,696	$39,980	4.3%
Non-same property operating expenses (2)	1,893	969		2,927	178		1,168	294		1,053	996	7,041	2,437
Total property operating expenses	$21,768	$20,250		$16,627	$13,344		$9,289	$7,827		$1,053	$996	$48,737	$42,417

Net operating income (NOI):
Same-property NOI	$41,424	$39,524	4.8%	$31,760	$28,962	9.7%	$15,494	$14,370	7.8%	$-	$-	$88,678	$82,856	7.0%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		754	471		-	-	754	471
Acquired communities - 2013 (3)	-	-		1,221	-		183	-		-	-	1,404	-
Acquired communities - 2012 (4)	3,040	1,582		3,481	264		1,361	-				7,882	1,846
Other real estate assets (1)	-	-		-	-		-	-		2,715	2,175	2,715	2,175
Total non-same property NOI	3,040	1,582		4,702	264		2,298	471		2,715	2,175	12,755	4,492
Total NOI	$44,464	$41,106		$36,462	$29,226		$17,792	$14,841		$2,715	$2,175	$101,433	$87,348

Same-property operating margin	68%	67%		70%	69%		66%	66%				68%	67%
Annualized same-property turnover percentage	55%	57%		55%	55%		57%	50%				56%	54%
Average same-property concessions per turn (5)	$90	$125		$117	$120		$72	$106				$94	$119

Reconciliation of apartment units at end of period
Same-property apartment units	12,941			8,106			5,932					26,979
Consolidated apartment units	13,656	13,656		9,431	8,206		6,720	6,168				29,807	28,030
Joint venture	2,039	1,560		1,378	1,895		1,290	1,530				4,707	4,985
Under development	492	492		1,728	1,728		-	275				2,220	2,495
Total apartment units at end of period	16,187	15,708		12,537	11,829		8,010	7,973				36,734	35,510
Percentage of total	44%	45%		34%	33%		22%	22%				100%	100%

Average same-property financial occupancy	95.8%	96.0%		96.4%	96.8%		96.0%	96.2%				96.0%	96.3%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2012 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2013 includes Annaliese and Fox Plaza.
(4)	Acquired communities during 2012 includes Reed Square, Essex Skyline at MacArthur Place, Park Catalina, The Huntington, Montebello, Park West, Domaine, Ascent, Willow Lake, and Bennett Lofts.
(5)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Six Months ended June 30, 2013 and 2012
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change	2013	2012	2013	2012	% Change

Revenues:
Same-property revenue	$122,288	$117,365	4.2%	$89,996	$83,464	7.8%	$46,660	$43,469	7.3%	$-	$-	$258,944	$244,298	6.0%
Non-same property revenue (2)	9,773	2,551		13,863	728		6,748	1,508		7,237	6,153	37,621	10,940
Total Revenues	$132,061	$119,916		$103,859	$84,192		$53,408	$44,977		$7,237	$6,153	$296,565	$255,238

Property operating expenses:
Same-property operating expenses
Real estate taxes	$10,306	$10,097		$8,408	$8,021		$4,580	$3,720		$-	$-	$23,294	$21,838	6.7%
Administrative and insurance	10,718	10,410		5,590	5,427		3,411	3,307		-	-	19,719	19,144	3.0%
Maintenance and repairs	8,358	7,704		5,694	5,265		3,140	3,072		-	-	17,192	16,041	7.2%
Utilities	7,227	6,978		5,483	5,256		3,474	3,386		-	-	16,184	15,620	3.6%
Management fees	2,809	2,823		1,794	1,759		1,267	1,268		-	-	5,870	5,850	0.3%
Total same-property operating expenses	39,418	38,012	3.7%	26,969	25,728	4.8%	15,872	14,753	7.6%	-	-	82,259	78,493	4.8%
Non-same property operating expenses (2)	3,746	967		5,144	296		2,372	551		1,980	2,275	13,242	4,089
Total property operating expenses	$43,164	$38,979		$32,113	$26,024		$18,244	$15,304		$1,980	$2,275	$95,501	$82,582

Net operating income (NOI):
Same-property NOI	$82,870	$79,353	4.4%	$63,027	$57,736	9.2%	$30,788	$28,716	7.2%	$-	$-	$176,685	$165,805	6.6%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		1,469	957		-	-	1,469	957
Acquired communities - 2013 (3)	-	-		1,824	-		330	-		-	-	2,154	-
Acquired communities - 2012 (4)	6,027	1,584		6,895	432		2,577	-		-	-	15,499	2,016
Other real estate assets (1)	-	-		-	-		-	-		5,257	3,878	5,257	3,878
Total non-same property NOI	6,027	1,584		8,719	432		4,376	957		5,257	3,878	24,379	6,851
Total NOI	$88,897	$80,937		$71,746	$58,168		$35,164	$29,673		$5,257	$3,878	$201,064	$172,656

Same-property operating margin	68%	68%		70%	69%		66%	66%				68%	68%
Annualized same-property turnover percentage	50%	52%		50%	49%		47%	45%				49%	50%
Average same-property concessions per turn (5)	$116	$148		$145	$119		$95	$123				$121	$134
Average same-property financial occupancy	96.2%	96.3%		96.6%	97.0%		96.3%	96.5%				96.3%	96.6%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2012 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2013 includes Annaliese and Fox Plaza.
(4)	Acquired communities during 2012 includes Reed Square, Essex Skyline at MacArthur Place, Park Catalina, The Huntington, Montebello, Park West, Domaine, Ascent, Willow Lake, and Bennett Lofts.
(5)	Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-Q for additional disclosures
S-7.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended June 30, 2013, June 30, 2012 and March 31, 2013
(Dollars in thousands, except average property rental rates)

					Three months ended		Three months ended
		Average Property Rental Rates			June 30, 2013		June 30, 2012
Region	Units	QTD 2013	QTD 2012	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue March 31, 2013	Sequential % Change

Southern California
Los Angeles County	4,805	$1,784	$1,696	5.2%	$25,991	95.5%	$24,811	96.2%	4.8%	$25,928	0.2%
Ventura County	2,898	1,394	1,352	3.1%	12,496	96.5%	12,040	96.0%	3.8%	12,446	0.4%
Orange County	2,402	1,661	1,592	4.3%	12,054	95.8%	11,536	95.9%	4.5%	11,922	1.1%
San Diego County	2,213	1,222	1,188	2.9%	8,343	95.6%	8,108	96.3%	2.9%	8,285	0.7%
Santa Barbara County	347	1,679	1,674	0.3%	1,775	97.3%	1,678	92.8%	5.8%	1,779	-0.2%
Riverside County	276	801	785	2.0%	640	91.3%	632	91.6%	1.3%	629	1.7%
Total same-property	12,941	1,554	1,493	4.1%	61,299	95.8%	58,805	96.0%	4.2%	60,989	0.5%
Los Angeles County	90	1,822			491		59
Orange County	625	2,255			4,442		2,492
Non-same property	715	2,111			4,933		2,551

Northern California
Santa Clara County	3,671	1,967	1,804	9.0%	21,821	96.2%	20,206	97.2%	8.0%	21,393	2.0%
Contra Costa County	1,720	1,677	1,592	5.3%	8,776	96.4%	8,304	95.9%	5.7%	8,619	1.8%
Alameda County	1,542	1,619	1,498	8.1%	7,826	97.1%	7,209	96.6%	8.6%	7,644	2.4%
San Mateo County	768	2,003	1,800	11.3%	4,799	97.4%	4,290	97.4%	11.9%	4,655	3.1%
San Francisco MSA	175	2,248	2,013	11.7%	1,116	90.2%	1,042	94.4%	7.1%	1,133	-1.5%
Other	230	1,596	1,535	4.0%	1,122	97.1%	1,077	96.6%	4.2%	1,093	2.7%
Total same-property	8,106	1,838	1,697	8.3%	45,460	96.4%	42,128	96.8%	7.9%	44,537	2.1%
San Francisco MSA	717	2,182			4,219		-
Santa Clara County	608	1,919			3,410		442
Non-same property	1,325	2,009			7,629		442

Seattle Metro
King County	5,467	1,283	1,193	7.5%	22,281	96.4%	20,664	96.5%	7.8%	21,697	2.7%
Snohomish County	465	949	868	9.3%	1,334	94.0%	1,239	93.2%	7.7%	1,348	-1.0%
Total same-property	5,932	1,256	1,167	7.7%	23,615	96.0%	21,903	96.2%	7.8%	23,045	2.5%
King County	788	1,521			3,466		765
Non-same property	788	1,521			3,466		765

Other real estate assets					3,768		3,171

Total same-property revenue	26,979	$1,574	$1,483	6.2%	$130,374	96.0%	$122,836	96.3%	6.1%	$128,571	1.4%

Total non-same property revenue	2,828	$1,880			$19,796		$6,929

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Six Months ended June 30, 2013 and 2012
(Dollars in thousands, except average property rental rates)

					Six months ended		Six months ended
		Average Property Rental Rates			June 30, 2013		June 30, 2012
Region	Units	YTD 2013	YTD 2012	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change

Southern California
Los Angeles County	4,805	$1,771	$1,685	5.1%	$51,919	96.1%	$49,510	96.7%	4.9%
Ventura County	2,898	1,389	1,345	3.3%	24,941	96.7%	24,058	96.4%	3.7%
San Diego County	2,213	1,216	1,186	2.5%	16,628	95.8%	16,198	96.2%	2.7%
Orange County	2,402	1,650	1,583	4.2%	23,975	96.1%	23,002	96.1%	4.2%
Santa Barbara County	347	1,674	1,668	0.4%	3,554	97.4%	3,350	94.0%	6.1%
Riverside County	276	800	781	2.4%	1,271	90.4%	1,247	91.1%	1.9%
Total same-property	12,941	1,545	1,485	4.0%	122,288	96.2%	117,365	96.3%	4.2%
Los Angeles County	90	1,807			979		59
Orange County	625	2,235			8,794		2,492
Non-same property	715	2,021			9,773		2,551

Northern California
Santa Clara County	3,671	1,943	1,780	9.2%	43,214	96.6%	39,843	97.4%	8.5%
Contra Costa County	1,720	1,662	1,579	5.3%	17,395	96.4%	16,553	96.3%	5.1%
Alameda County	1,542	1,600	1,487	7.6%	15,470	97.1%	14,365	96.6%	7.7%
San Mateo County	768	1,982	1,774	11.7%	9,454	97.3%	8,455	97.5%	11.8%
San Francisco MSA	175	2,212	1,981	11.7%	2,249	92.3%	2,087	96.2%	7.8%
Other	230	1,584	1,530	3.5%	2,214	96.5%	2,161	97.3%	2.5%
Total same-property	8,106	1,817	1,678	8.3%	89,996	96.6%	83,464	97.0%	7.8%
San Francisco MSA	717	2,182			7,136		-
Santa Clara County	608	1,856			6,727		728
Non-same property	1,325	2,019			13,863		728

Seattle Metro
King County	5,467	1,268	1,178	7.6%	43,979	96.5%	40,988	96.7%	7.3%
Snohomish County	465	934	855	9.2%	2,681	95.4%	2,481	94.0%	8.1%
Total same-property	5,932	1,241	1,153	7.6%	46,660	96.3%	43,469	96.5%	7.3%
King County	788	1,492			6,748		1,508
Non-same property	788	1,492			6,748		1,508

Other real estate assets					7,237		6,153

Total same-property revenue	26,979	$1,560	$1,469	6.2%	$258,944	96.3%	$244,298	96.6%	6.0%

Total non-same property revenue	2,828	$1,844			$37,621		$10,940

See Company's 10-Q for additional disclosures
S-8.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - June 30, 2013
(Dollars in millions, except per unit amounts in thousands)

		Ownership %	Estimated Units	Estimated retail sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Cost Per Unit	Construction Start	Initial Occupancy	Stabilized Operations
Development Projects - Consolidated
Project Name	Location
64th & Christie	Emeryville, CA	100%	190	-	$26.5	$35.1	$61.6	$324.2	Q3 2012	Q3 2014	Q1 2015
The Avery	Valley Village, CA	(1)	121	-	1.9	35.7	37.6	310.7	Q3 2012	Q1 2014	Q2 2014
Total Development Projects - Consolidated			311	-	28.4	70.8	99.2	319.0

Predevelopment Projects - Consolidated
Project Name	Location
City Centre	Moorpark, CA	100%	200	-	11.0	-	11.0
The Village	Walnut Creek, CA	50%	49	35,000	30.1	-	30.1
Other Projects	various		-	-	0.7	-	0.7
Total Predevelopment Projects - Consolidated			249	35,000	41.8	-	41.8
Total Development Pipeline - Consolidated			560	35,000	70.2	70.8	141.0

Development Projects - Joint Venture
Project Name	Location
Epic - Phase I and II	San Jose, CA	55%	569	-	159.6	32.0	191.6	336.8	Q3 2011	Q2 2013	Q4 2014
Connolly Station	Dublin, CA	55%	309	-	72.0	22.5	94.5	305.8	Q3 2011	Q3 2013	Q2 2014
The Huxley	West Hollywood, CA	50%	187	18,200	56.7	18.3	75.0	401.1	Q4 2011	Q1 2014	Q3 2014
The Dylan	West Hollywood, CA	50%	184	12,750	50.1	25.3	75.4	409.8	Q4 2011	Q2 2014	Q4 2014
Mosso I and Mosso II	San Francisco, CA	55%	463	9,300	139.1	110.9	250.0	540.0	Q2 2012	Q2 2014	Q1 2015
Elkhorn	San Mateo, CA	55%	197	-	37.2	38.9	76.1	386.3	Q3 2012	Q2 2014	Q4 2014
One South Market	San Jose, CA	55%	312	6,000	17.1	128.0	145.1	465.1	Q3 2013	Q3 2015	Q2 2016
Total Development Projects - Joint Venture			2,221	46,250	531.8	375.9	907.7	408.7

Predevelopment Projects - Joint Venture
Project Name	Location
Epic - Phase III	San Jose, CA	55%	200	-	23.7	-	23.7
Total Development Pipeline - Joint Venture			2,421	46,250	555.5	375.9	931.4

Grand Total - Development Pipeline			2,981	81,250	$625.7	$446.7	$1,072.4

(1)	The Company invested $1.0 million and has incurred $0.9 million of additional internal costs as part of an agreement to purchase the property upon receipt of temporary certificate of occupancy for total estimated cost of $37.6 million, which is expected in the first quarter of 2014.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - June 30, 2013
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the six months ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	2013	2012

Same-property - Redevelopment Projects (1) (2)
Northern California
Marina Cove, Santa Clara, CA	292	$6,916	$7,138	$14,054	Jun-07
Pointe at Cupertino, Cupertino, CA	116	7,851	2,105	9,956	Jan-10
Magnolia Square, Sunnyvale, CA	188	9,023	4,270	13,293	Sep-10
Southern California
CentrePointe , San Diego, CA	224	10,253	2,704	12,957	Oct-11
Fairway @ Big Canyon	74	2,304	3,512	5,816	Nov-12
Total Same-property - Redevelopment Projects	894	$36,347	$19,729	$56,076		$6,991	$6,365

Same-Property Redevelopment Vacancy Loss						$1,190	$592

Non-same property - Redevelopment Projects
Seattle Metro
Woodland Commons, Bellevue, WA	302	14,561	842	15,403	Jun-07
Total Non-same property - Redevelopment Projects	302	$14,561	$842	$15,403		$1,469	$957

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property operations.
(2)	The Company incurred $0.8 million and $1.2 million of vacancy loss for the same-property portfolio, and $1.2 million and $1.7 million of vacancy loss for the total portfolio, during the three and six months ended June 30, 2013, respectively. The Company completed the redevelopment of interiors totaling 482 and 705 units for the same-property portfolio and 507 and 730 units for the total portfolio, during the three and six months ended June 30, 2013, respectively. The Company's co-investments incurred $0.1 million of vacancy loss during the six months ended June 30, 2013 related to the redevelopment of 41 unit interiors.

Non-revenue Generating Capital Expenditures	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011

Non-revenue generating capital expenditures	$8,330	$4,019	$14,715	$8,736	$5,840	$1,200	$12,144
Average apartment units in quarter	29,338	28,900	28,269	27,815	27,457	27,221	27,241
Capital expenditures per apartment unit in the quarter	$284	$139	$521	$314	$213	$44	$446
Capital expenditures per apartment unit-trailing four quarters	$1,220	$1,153	$1,079	$1,004	$926	$895	$958

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - June 30, 2013	Essex		Total		Essex	Weighted	Remaining	For the Quarter		For the Six Months
(Dollars in thousands)	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended June 30,		Ended June 30, 2012
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt/(in Years)	2013	2012	2013	2012

Operating Non-consolidated Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	1,062	$224,574	$55,447	$23,945	5.1%	0.9	$4,042	$3,657	$8,067	$7,301
Wesco I, LLC (2)	50.0%	2,713	663,835	358,610	142,704	4.0%	9.7	8,363	5,398	16,455	10,701
Wesco III, LLC (2) (3)	50.0%	657	159,995	84,080	37,917	2.8%	6.9	801	-	1,430	-
Expo (4)	50.0%	275	63,255	29,453	18,989	2.0%	1.0	920	-	1,305	-
Total Operating Non-consolidated Joint Ventures		4,707	$1,111,659	$527,590	$223,555	3.8%	7.8	$14,126	$9,055	$27,257	$18,002

								Essex Portion of NOI and Expenses
Essex portion of NOI								$6,182	$3,730	$11,870	$7,409
Essex portion of depreciation								(3,777)	(3,366)	(7,619)	(7,750)
Essex portion of interest expense and other								(1,804)	(477)	(3,691)	(688)
Essex portion of gain								2,366	-	2,366	-
Essex portion of net income (loss) from operating co-investments								$2,967	$(113)	$2,926	$(1,029)

Development Joint Ventures (5) (6)	50/55%	2,421	$555,464	$79,100	263,384	1.6%	33.4	$(15)	$-	$(15)	$-

		Weighted Average Preferred Return	Weighted Average Expected Term	Income from Preferred Equity Investments Equity Investments

Preferred Equity Investments (7)	131,320	10.3%	4.6	$4,330	$3,224	$8,582	$6,480

Total Co-investments	$618,259			$7,282	$3,111	$11,493	$5,451

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks. During Q4 2012, 7 of the 14 properties in Fund II were sold. During Q2 2013, one additional property was sold, and two additional properties were sold in July 2013.
(2)	The Company has a 50% interest in Wesco I and III and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)	The Company has provided two bridge loans totaling $56.8 million to Wesco III at a rate of LIBOR + 250, permanent financing is expected to be placed on the Gas Company Lofts and Regency at Mt. View by the end of Q3 2013.
(4)	NOI generated from the lease-up of Expo was included in Development Joint Ventures in the prior year; operations from Expo were reclassified to Operating Joint Ventures in Q1 2013.
(5)	The Company has interests in seven development co-investments, which are detailed on S-9. NOI generated from the lease-up of Epic is included in Development Joint Ventures.
(6)	The Huxley and The Dylan have a combined $79.1 million of long-term tax-exempt bond debt that are subject to total return swaps that mature in 2016.
(7)	Included in preferred equity income are early redemption fees earned totaling $0.5 million and $0.9 million for the three and six months ended June 30, 2013.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - June 30, 2013
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the six months ended
	Balance as of June 30, 2013				June 30, 2013
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units Outstanding (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,413	$16,659	$1,696	74,248	$1,304	$462	$842
Brentwood	13,526	19,114	2,568	58,884	1,286	353	933
Brookside Oaks	31,751	19,813	2,327	84,095	1,920	397	1,523
Capri at Sunny Hills	15,879	-	2,949	158,890	1,245	362	883
Hidden Valley (2)	37,515	30,315	6,089	62,647	2,786	858	1,928
Highridge Apartments	30,365	44,807	2,826	270,158	3,272	703	2,569
Montejo Apartments	8,019	13,186	1,216	29,319	955	242	713
The Elliot at Mukilteo	15,685	10,750	1,212	100,713	1,663	701	962
Magnolia Square	31,542	18,300	6,356	57,231	1,743	488	1,255
Fairhaven Apartments	12,796	17,112	2,951	67,728	1,318	355	963
Valley Park Apartments	13,574	22,387	296	21,630	1,484	377	1,107
Villa Angelina Apartments	19,357	27,292	1,593	43,552	2,000	490	1,510

	$238,422	$239,735	32,079	1,029,095	$20,976	$5,788	$15,188

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$109,480		20,239		$8,543	$2,778	$5,765
Joint Venture - Development (4)	$30,100		4,000
Operating Limited Partnership Units and Other			55,571
Total Noncontrolling Interest			$111,889

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock price.
(2)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development located in Walnut Creek, California, in which the Company has a 50% interest.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - June 30, 2013
(Dollars in thousands)

Income from Discontinued Operations

No communities were sold or held for sale for the six months ended June 30, 2013. During the six months ended June 30, 2012, the Company sold properties located in San Diego, California including Tierra del Sol/Norte, 156 units, and Alpine Country, 108 units, for gross proceeds of $28.3 million resulting in a  net gain of $9.8 million.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Rental revenues	$-	$-	$-	$608
Property operating expenses	-	-	-	(260)
Depreciation and amortization	-	-	-	(94)
Income from real estate sold	-	-	-	254
Gain on sale, net of internal disposition costs and taxes	-	-	-	9,783
Income from discontinued operations	$-	$-	$-	$10,037

Shares Outstanding and Potentially Dilutive Securities

	Q2 2013	Actual	YTD 2013
	Weighted Avg.	As of 6/30/13	Weighted Avg.
Common Shares	37,292,720	37,317,662	37,149,120
Stock Options and Series G Preferred Stock	132,449	163,509	127,030
Weighted Avg. Shares Diluted - EPS	37,425,169	37,481,171	37,276,150
Operating Limited Partnership Units	2,151,494	2,147,970	2,115,670
Weighted Avg. Shares Diluted - FFO	39,576,663	39,629,141	39,391,820

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for 2013 FFO Guidance Range
Q2 2013 Earnings Results Supplement
($'s in thousands, except share and per share data)

		Low - end of	High - end of
	Actual	Guidance range	Guidance range
	YTD 2013	2013	2013	Changes from Original 2013 Guiance
Net Operating Income ("NOI")
Total NOI from consolidated communities	$201,064	$407,900	$409,200	Tightened same-property revenue guidance to a range of 5.8% to 6.2% and NOI guidance to a range of 7.0% to 7.4%.

Management Fees	6,182	11,600	12,100

Interest Expense
Interest and amortization expense, before capitalized interest	(65,547)	(134,000)	(132,000)
Projected interest capitalized	8,079	16,400	17,400	Capitalized interest updated for timing of development spend, and higher borrowing cost.
Net interest expense	(57,468)	(117,600)	(114,600)

Recurring Income and Expenses
Interest and other income	4,328	8,100	8,500
FFO from co-investments	15,692	29,400	31,000	Equity income updated for Wesco III acquisitions and repayment of preferred equity investment.
General and administrative expense	(12,295)	(23,317)	(24,317)
Cost of management and other fees	(3,434)	(6,800)	(6,800)
Preferred dividends and non-controlling interest	(6,627)	(13,000)	(13,000)
	(2,336)	(5,617)	(4,617)

Non-Core Income and Expenses
Promote income from co-investment	-	-	4,000
Gains on sales of marketable securities, land, note prepayment	4,114	4,114	4,114
Gains from early redemption of preferred equity investments	946	946	946
Gain (Loss) on early retirement of debt	1,024	400	600
Acquisition costs	(555)	(1,500)	(1,750)
	5,529	3,960	7,910

Funds from Operations	$152,971	$300,243	$309,993

Funds from Operations per diluted Share	$3.88	$7.60	$7.85

% Change - Funds from Operations	16.8%	13.3%	16.9%

Funds from Operations excluding non-core items	$147,442	$296,283	$302,083

Core Funds from Operations per diluted Share	$3.74	$7.50	$7.65

% Change - Core Funds from Operations	13.4%	10.0%	12.1%

Weighted average shares outstanding	39,391,820	39,510,000	39,510,000

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Twelve month rolling activity ending June 30, 2013
(Dollars in thousands)

Acquisitions			Essex
			Ownership			Purchase	Assumed Debt	Assumed Debt	Assumed Debt	Price per	Average
Property Name	Location	Units	Percentage	Ownership	Date	Price	Principal	Stated Rate	Effective Rate	Unit	Rent (1)

Montebello	Kirkland, WA	248	100%	EPLP	Jul-12	$52,000	$26,515	5.6%	3.1%	$210	$1,341
Riley Square	Santa Clara, CA	156	50%	Wesco I, LLC	Aug-12	38,250	17,500	5.2%	3.1%	245	1,644
Park West	San Francisco, CA	126	100%	EPLP	Sep-12	31,600	-			251	1,561
Domaine	Seattle, WA	92	100%	EPLP	Sep-12	34,000	14,600	5.7%	3.0%	370	1,910
	Q3 2012 Total	622				155,850	58,615			251

Ascent	Kirkland, WA	90	100%	EPLP	Oct-12	15,850	-			176	1,155
Willow Lake	San Jose, CA	508	100%	EPLP	Oct-12	148,000	-			291	1,758
Madrid (2)	Mission Viejo, CA	230	50%	Wesco I, LLC	Nov-12	(2)	33,266	5.3%	2.6%	-	1,616
Haver Hill	Fullerton, CA	264	50%	Wesco III, LLC	Nov-12	45,600	-			173	1,283
Bennett Lofts (3)	San Francisco, CA	113	100%	EPLP	Dec-12	73,730	-			652	3,028
Pacific Electric Lofts (2)	Los Angeles, CA	314	50%	Wesco I, LLC	Dec-12	(2)	46,939	4.0%	2.5%	-	1,722
	Q4 2012 Total	1,519				450,180	80,205			296

Annaliese	Seattle, WA	56	100%	EPLP	Jan-13	19,000	-			339	1,734
Bennett Lofts (3)	San Francisco, CA	34	100%	EPLP	Jan-13	22,220	-			654	3,028
Fox Plaza (4)	San Francisco, CA	444	100%	EPLP	Feb-13	135,000	-			257	1,878
	Q1 2013 Total	534				176,220	-			291

Regency at Mountain View	Mountain View, CA	142	50%	Wesco III, LLC	May-13	42,500	-			299	2,012
Gas Company Lofts	Los Angeles, CA	251	50%	Wesco III, LLC	Jun-13	71,000	-			283	2,017
	Q2 2013 Total	393				$113,500	$-			$289

Dispositions			Essex
			Ownership		Sales	Price per
Regency at Mountain View		Units	Percentage	Ownership	Price	Unit
	2012 Total	1,688	28.2%	Fund II	$412,950	$245

	2013 Total	924	28.2%	Fund II	$270,400	$293

(1)	Average rent represents the average in-place scheduled rent at the community at the time of initial acquisition.
(2)	In accordance with terms of the related purchase and sale agreements, purchase and sale price of the properties are not being disclosed by the Company.
(3)	The 147 unit apartment community was acquired in two phases for $96.0 million. Approximately 75% was acquired in December 2012 with the remainder acquired on January 8, 2013.
(4)	The price per unit excludes $21.0 million attributed to the allocation of cost of the retail and parking garage at the community.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C
2013 MSA Level Forecasts: Supply, Jobs and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Rent Growth	Estimated Year End Occupancy

Seattle	6,900	5,888	12,788	1.7%	1.1%	41,000	2.8%	6.5%	96.0%

San Francisco	4,000	441	4,441	1.1%	0.6%	25,500	2.5%	7.0%	96.7%
Oakland	1,800	2,563	4,363	0.6%	0.4%	18,000	1.8%	6.5%	96.5%
San Jose	4,100	1,475	5,575	1.9%	0.9%	25,000	2.7%	7.5%	96.7%
No. Cal.	9,900	4,479	14,379	1.1%	0.6%	68,500	2.3%	7.1%	96.6%

Ventura	500	224	724	0.8%	0.3%	3,500	1.2%	4.0%	95.5%
Los Angeles	5,000	2,667	7,667	0.3%	0.2%	45,000	1.1%	6.0%	95.5%
Orange	2,800	2,111	4,911	0.8%	0.5%	25,000	1.8%	5.3%	96.0%
San Diego	3,200	2,133	5,333	0.8%	0.5%	19,000	1.5%	4.0%	95.5%
So. Cal.	11,500	7,135	18,635	0.5%	0.3%	92,500	1.3%	5.2%	95.6%

Weighted Average (4)	28,300	17,502	45,802	0.8%	0.5%	202,000	1.8%	6.0%	96.0%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2013 G.D.P. Growth:  2.3% , 2013 Job Growth: 1.6%

(1) New Residential Supply:  MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau

(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Dec 2013 over estimated Dec 2012, expressed as total new jobs and growth rates.

(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for Q4 2013 vs Q4 2012 (excludes submarkets not targeted by Essex).  The estimated year end occupancy represents the Company's forecast of physical market occupancy rates at Q4 2013.

(4) Weighted Average: markets weighted by economic rent in the Company's portfolio.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of July 31, 2013

					Square	Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

NORTHERN CALIFORNIA
Santa Clara County
The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	40
Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	50
Regency at Mountain View	333 Escuela Avenue	Mountain View	CA	142	127,600	2013	1970	Wesco III	43
Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	9
Epic - Phases I & II	545 River Oaks Parkway	San Jose	CA	569	472,236			JV-55%
Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	13
Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	11
One South Market	1 S. Market Street	San Jose	CA	312	283,268			JV-55%
Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	13
101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	12
Willow Lake	1331 Lakeshore Circle	San Jose	CA	508	471,744	2012	1989	EPLP	24
1000 Kiely	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	42
Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	38
Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	39
Riley Square	3707 Poinciana Drive	Santa Clara	CA	156	126,900	2012	1972	Wesco I	41
Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	24
Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	40
Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	12
Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	40
Reed Square	1070 Reed Avenue	Sunnyvale	CA	100	95,440	2011	1970	EPLP	43
Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	25
Magnolia Square	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	44
Via	315 Tasman Drive	Sunnyvale	CA	284	309,421	2011	2011	EPLP	2
Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	24
			14%	4,577	4,002,013
Alameda County
Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	3
Briarwood	4200 Bay Street	Fremont	CA	160	111,160	2011	1978	Wesco I	35
Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	38
The Woods	40640 High Street	Fremont	CA	160	105,280	2011	1978	Wesco I	35
Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	35
City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	38
The Grand	100 Grand Avenue	Oakland	CA	243	205,026	2009	2009	EPLP	4
Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	26
Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	26
			6%	1,958	1,521,145
Contra Costa County
Connolly Station	7550 St. Patrick Way	Dublin	CA	309	286,348			JV-55%
64th & Christie	64th and Christie Avenue	Emeryville	CA	190	148,935			EPLP
San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	10
Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	25
Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	28
Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	28
Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	8
Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	8
			5%	1,720	1,624,354
San Mateo County
Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	42
Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	39
Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	51
Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	65
Elkhorn	1950 Elkhorn Court	San Mateo	CA	197	140,547			JV - 55%
			3%	1,032	857,630

San Francisco and Marin Counties
Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	40
Park West	121 Funston	San Francisco	CA	126	90,060	2012	1958	EPLP	55
Bennett Lofts	530, 542, 548 Brannan	San Francisco	CA	147	184,713	2012	2004	EPLP	9
	208 Pennsylvania and 1001 Mariposa
Mosso I. and Mosso II.	900 Folsom Street and 250 Fifth Street	San Francisco	CA	463	371,072			JV-55%
Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	50
Fox Plaza	1390 Market Street	San Francisco	CA	444	230,017	2013	1968	EPLP	45
			3%	892	647,090

Other
Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	6
Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	9
Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	11
			1%	230	233,356

Total Northern California			31%	10,409	8,885,588				29

1

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of July 31, 2013

					Square	Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

SOUTHERN CALIFORNIA
Los Angeles County
Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	24
416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	4
Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	39
Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	43
Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	26
Pathways at Bixby Village	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	38
Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296	2011	2011	EPLP	2
Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	45
Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	24
Gas Company Lofts	810 S. Flower Street	Los Angeles	CA	251	226,666	2013	2004	Wesco III	9
Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	34
Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	22
Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	4
Pacific Electric Lofts	610 South Main Street	Los Angeles	CA	314	277,980	2012	2006	Wesco I	7
Park Catalina	690 South Catalina Street	Los Angeles	CA	90	72,864	2012	2002	EPLP	11
Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	25
Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	25
Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	9
Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817	2011	2011	EPLP	2
Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	42
Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	13
Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	2
Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	41
Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	41
Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	41
Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	11
Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	41
Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	34
Allegro	11945 Magnolia Blvd.	Valley Village	CA	97	127,812	2010	2010	EPLP	3
The Avery	12005 Albers Street	Valley Village	CA	121	129,393			EPLP
Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	49
The Huxley	1216-1234 North La Brea Avenue	West Hollywood	CA	187	154,776			JV - 50%
The Dylan	1111 North La Brea Avenue	West Hollywood	CA	184	150,678			JV - 50%
Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	43
Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco I	3
			17%	5,898	5,106,861
Ventura County
Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	28
Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	23
Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco I	12
Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	26
Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	12
Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	39
Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	27
Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	9
Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	42
Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	40
Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	40
Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	26
			10%	3,271	2,980,144

Santa Barbara County
The Sweeps	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	46
CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	51
Hope Ranch	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965/73	EPLP	48/40
			1%	347	306,608
Orange County
Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343	2010	2009	EPLP	4
Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	29
Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	44
Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	52
Haver Hill	3100 East Yorba Linda Boulevard	Fullerton	CA	264	224,130	2012	1973	Wesco III	40
Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	21
Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	39
Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	29
The Huntington	8400 Edinger Avenue	Huntington Beach	CA	276	202,256	2012	1975	EPLP	38
Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714	2010	2010	EPLP	3
Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	14
Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	28
Madrid Apartments	28401 Los Alisos Boulevard	Mission Viejo	CA	230	228,099	2012	2000	Wesco I	13
Fairway Apartments at Big Canyon	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	41
Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	43
Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	43
Fairhaven Apartments	1300 E. Fairhaven	Santa Ana	CA	164	135,700	2001	1970	DownREIT	43
Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791	2010	2008	EPLP	5
			10%	3,521	3,522,533
San Diego County
Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400	2002	1971	EPLP	42
Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	30
Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	48
Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	50
Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	31
Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	37
Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	29
CentrePointe	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	39
Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	41
Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	38
Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	30
			7%	2,213	1,666,300
Riverside County
Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	25
			1%	276	207,200

Total Southern California			46%	15,526	13,789,646				28

2

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of July 31, 2013

					Square		Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage		Acquired	Built	Ownership	Property

SEATTLE METRO AREA
Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	29
Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388		2010	2000	EPLP	13
Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	26
Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	35
Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	36
Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	27
Woodland Commons	13700 NE 10th Place	Bellevue	WA	302	217,878		1990	1978	EPLP	35
Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	23
Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	28
Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	13
Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	27
Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	13
Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	14
Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	27
Ascent	12062 Slater Avenue NE	Kirkland	WA	90	75,840		2012	1988	EPLP	25
Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	27
Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	23
Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339		2010	1978	EPLP	35
Montebello	12000 131st Lane NE	Kirkland	WA	248	272,734		2012	1996	EPLP	17
Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	32
The Elliot at Mukilteo (fka Anchor Village)	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	32
Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	15
Delano	7805, 7903 and 7935 170th Place NE	Redmond	WA	126	116,340		2011	2011/2005	EPLP	2/8
Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916		2010	1986	EPLP	27
Vesta	18666 Redmond Way	Redmond	WA	440	381,675		2011	1998	Wesco I	15
Redmond Hill	6110 186th Place NE	Redmond	WA	442	350,275		2011	1985	Wesco I	28
Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	27
Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	16
Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	15
Annaliese	118 6th Ave. N	Seattle	WA	56	48,216		2013	2009	EPLP	4
Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	13
Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	3
Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	19
Domaine	2483 Birch Avenue N	Seattle	WA	92	79,421		2012	2009	EPLP	4
Expo	100 Republican	Seattle	WA	275	190,176		2012	2012	JV - 50%	1
The Bernard	115 Warren Avenue North	Seattle	WA	63	43,151		2011	2008	EPLP	5
The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	7
Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	23
Total Seattle Metro Area			23%	7,877	6,742,038					20

164	Apartment Communities		100%	33,812	29,417,272	(1)
9	Apartment Communities Under Construction			2,532	2,137,253	(2)

				Definitions for Property Ownership
Avg. square footage	870		EPLP	The Company has a 100% ownership in the community.
Avg. units per property	206		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
Avg. age of property	26		Wesco I	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC, which is accounted for using the equity method of accounting.
(1) Includes 336,865 square feet of retail or commercial space			Wesco III	The community is owned by Wesco III, LLC. The Company has a 50% interest in Wesco III, LLC, which is accounted for using the equity method of accounting.
(2) Includes 36,225 square feet of estimated retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
			JV - 99%	The Company has a 99% ownership in this development and is consolidated.
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
			JV-55%	The Company has a 55.0% ownership in this community and is not consolidated.
			JV - 50%	The Company has a 50% ownership in this community and is not consolidated.

OTHER REAL ESTATE ASSETS
Office/Retail Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA	31,900	1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA	110,000	2000	1983	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA	35,000	2006	1938	EPLP
Santa Clara Retail	3700 El Camino Real	Santa Clara	CA	139,000	2011	1970	EPLP
				315,900

3